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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 26, 1999

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        0-21366              41-1590621
(State of or other jurisdiction of      (Commission          (I.R.S. Employer
       incorporation)                   File Number)       Identification No.)


                       2905 Northwest Boulevard, Suite 20,
                            Plymouth, Minnesota                    55441
               (Address of principal executive offices)          (zip code)


       Registrant's telephone number, including area code: (612) 557-9005



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ITEM 5.  OTHER EVENTS.

         On July 26, 1999, Tricord Systems, Inc. (the "Company") announced that it has closed a round of financing raising $2.1 million in a private placement and added a veteran technology chief financial officer to the management team. Additional information is set forth in the press release included as an exhibit to this Report, the text of which is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

         (c)  EXHIBITS.

               99.1 - Press Release dated July 26, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     TRICORD SYSTEMS, INC.


Dated:   August 4, 1999             By /s/ John J. Mitcham
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                                       John J. Mitcham
                                       Chairman and Co-Chief Executive Officer


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                                INDEX TO EXHIBITS


Exhibit   Item                                    Method of Filing
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99.1      Press Release dated July 26, 1999.....  Filed herewith electronically